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                                                                Exhibit 10.48.01


                       FIRST AMENDMENT TO LETTER AGREEMENT

         THIS FIRST AMENDMENT TO LETTER AGREEMENT (the "Amendment") dated the 6th day of November, 2000, by and among eUNIVERSE, INC., a Nevada corporation ("eUniverse"), CHARLES BEILMAN, an individual residing in Wallingford, Connecticut ("Beilman"), and TAKE-TWO INTERACTIVE SOFTWARE, INC., a Delaware corporation ("T2").

                                    RECITALS:

          1. T2, Beilman and eUniverse have executed that certain Letter Agreement dated October 30, 2000 (the "Agreement"); and

          2.   The parties desire to amend the Agreement as set forth herein.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the covenants and agreements contained in the Agreement and the Escrow Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. AMENDMENT TO LETTER AGREEMENT. The Agreement is hereby amended by extending the Closing date in the first sentence of the first paragraph of
Section 9 (General Provisions) from November 6, 2000 to November 13, 2000. For the avoidance of doubt, the parties hereto hereby extend the Closing date to on or before, but to no later than, November 13, 2000.

2.       MISCELLANEOUS.

         A. All capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.

         B. Except as otherwise provided herein, the terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed by their respective authorized representatives the day and year first above written.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

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
By: /s/ Ryan A. Brant
   --------------------------------                          /s/ Charles Beilman
Name: Ryan A. Brant                                         ----------------------------
Its:  Chief Executive Officer                               Charles Beilman
Address:     575 Broadway, 3rd Floor                        Address:       32 Cooke Road
             New York, NY  10012                                           Wallingford, Connecticut 06492

eUNIVERSE, INC.

By: /s/ Brett Brewer
   --------------------------------
Name: Brett Brewer
Its:  Co-President
Address:     6300 Wilshire Boulevard, Suite 1700
             Los Angeles, California 90048
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